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                                                                   EXHIBIT 10.3

                               MEDSERV IPA, INC.
                     PHYSICIANS CARE FOR CONNECTICUT, INC.

                       PRIMARY CARE PHYSICIAN ATTACHMENT

    I, ____________________, with a principal business address at _____________ __________________________, acknowledge that I am a participating provider in MedServ IPA, Inc. ("MedServ IPA"), and I agree as follows:

        1. I agree to be a participating provider in all Physicians Care for Connecticut, Inc. ("Physicians Care") products for which MedServ IPA and its participating physicians and Physicians Care share financial risk under the terms of the [NETWORK/INSURER AGREEMENT] dated as of [DATE]. I agree to be bound by all terms and conditions of such Agreement.

        2. Recognizing that I must elect to participate in any Physicians Care product for which I will be paid on a fee-for-service basis without financial risk (the "Non-Risk Products"), the following constitutes my election:

                _____ I will participate in Non-Risk Products.
                _____ I will not participate in Non-Risk Products.

        3.  I agree:

       (i) to assume responsibility for the total management of the health care of any Enrollee who has designated me as their Primary Care Physician under any Physicians Care product requiring selection of a Care Manager

       (ii) to provide Enrollees regular preventative health examinations and services (E.G., immunizations, hypertension screening) as recommended by MedServ IPA and Physicians Care; and

      (iii) to offer Enrollees such health education as deemed appropriate pursuant to MedServ IPA and Physicians Care guidelines.

        4. I shall maintain an open panel of patients; provided, however, that my practice may be closed provided that it is closed to enrollees of all managed care payors with whom I contact and for all products offered by such payors. In the event that I do close my panel, I may accept immediate family members of existing patients or patients with whom I have had a pre-existing relationship in the immediately preceding thirty-six (36) months.

    IN WITNESS WHEREOF, the undersigned have set their hands and seals this ___day of _________, 1997.

PHYSICIANS CARE FOR
CONNECTICUT, INC.

---------------------------------------------   ---------------------------------------------
By:                                             Physician


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                               MEDSERV IPA, INC.
                     PHYSICIANS CARE FOR CONNECTICUT, INC.

                         SPECIALTY PHYSICIAN ATTACHMENT

    I, ______________, with a principal business address at ____________________
 __________________________, acknowledge that I am a participating provider in MedServ IPA, Inc. ("MedServ IPA"), and I agree as follows:

        1. I agree to be a participating provider in all Physicians Care for Connecticut, Inc. ("Physicians Care") products for which MedServ IPA and its participating physicians share financial risk pursuant to the terms of the [NETWORK/INSURER AGREEMENT] dated as of [DATE]. I agree to be bound by all terms and conditions of such Agreement.

        2. Recognizing that I must elect to participate in any Physicians Care product for which I will be paid on a fee-for-service basis without financial risk (the "Non-Risk Products"), the following constitutes my election:

                _____ I will participate in Non-Risk Products.
                _____ I will not participate in Non-Risk Products.

        3. I shall maintain an open panel of patients; provided, however, that my practice may be closed provided that it is closed to enrollees of all managed care payors with whom I contact and for all products offered by such payors. Notwithstanding the foregoing, in the event that I do close my panel, I may accept immediate family members of existing patients or patients with whom I have had a pre-existing relationship in the immediately preceding thirty-six (36) months.

    IN WITNESS WHEREOF, the undersigned have set their hands and seals this ___day of _________, 1997.

PHYSICIANS CARE FOR
CONNECTICUT, INC.

---------------------------------------------   ---------------------------------------------
By:                                             Physician